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                  CONSULIER ENGINEERING, INC. AND SUBSIDIARIES

                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Quarterly Report of Consulier Engineering, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003 (the "Report").

I, Warren B. Mosler, Principal Executive Officer of the Company, hereby certify that, to the best of my knowledge:

      3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      4. The information contained in the Report fairly presents, in all material respect, the financial condition and results of the operations of the Company.

      Date: May 28, 2003              By:  /s/   Warren B. Mosler
                                           ------------------------------------
                                           WARREN B. MOSLER
                                           Chairman of the Board, President
                                           & Chief Executive Officer (Principal
                                           Executive Officer)